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                                                                EXHIBIT 10.24

                                                                           1(23)

                                THIS AGREEMENT ON
                    DEVELOPMENT OF THE SYNTHESIS OF FC-1271A
                                       AND
                              MANUFACTURING OPTION

                          (hereinafter the "Agreement")

         Made the 1st Day of May, 1999 (the "Date of the Agreement")

                                 by and between

       I A) HORMOS MEDICAL OY, Turku, (commercial registry number 705.463)
                     (hereinafter referred to as "Hormos")
     a corporation duly organized and validly existing under the laws of the Republic of Finland, with its principal offices located at Tykistokatu 4 - B,
                            FIN-20560 Turku, Finland

                 I B) TESS DIAGNOSTICS AND PHARMACEUTICALS, INC.
                    (commercial registry number 01245734-6)
                     (hereinafter referred to as "Tess")
  a corporation duly organized and validly existing under and by virtue of a charter granted by the general assembly of the State of Texas with its principal offices at 7689 Shadow Oaks Lane, Granite Bay, California, 95746,
                            United States of America

            (hereinafter collectively referred to as the "Partners")

                                       and

    II) ORION CORPORATION FERMION, Espoo (commercial registry number 136.003)
                     (hereinafter referred to as "Fermion")
     a corporation duly organized and validly existing under the laws of the Republic of Finland, with its principal offices at Orionintie 1, FIN-02200
                                 Espoo. Finland

WITNESSETH

Whereas, The pharmaceutical use of the substance known as FC-1271a (the "Compound") is patented (and/or subject to patent applications) with respect to the prevention and treatment of osteoporosis and by means of contractual license from Orion Corporation and sub-license arrangements exclusively at disposal for the Partners;

Whereas, The Partners wish to further develop the Compound in order to produce a commercially viable pharmaceutical product for osteoporosis indication and to secure a reliable source for the production of the Compound for such product;

Whereas, Fermion has the necessary capacity and laboratories and is interested in developing a synthesis of the Compound, which would be applicable for bulk manufacture scale;

Whereas, Fermion is interested in becoming the manufacturer and supplier of the Compound to the Partners;


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                                                                           2(23)


Whereas, The Parties wish to cooperate in the development of the synthesis of the Compound and wish to hereby regulate the development work to be undertaken by them in relation thereto;

Now, therefore,

           In consideration of the mutual covenants set out herein and intending to be legally bound, it is hereby agreed as follows:

1          DEFINITIONS

           Unless otherwise especially set forth herein, the following terms shall carry the meanings set forth below:

1.1        Calendar Quarter

           Shall mean each three (3) month period ending on March 31, June 30, September 30 or December 31.

1.2        Compound


           Shall mean the compound "********" and known under name
           FC-1271a.


1.3        Confidential Information

           Shall mean all information, whether technical or non-technical, trade secrets, discoveries, data, drawings, techniques, documents, models, samples and know-how, whether or not patented or patentable, owned or possessed by the Parties on the date of Agreement or later developed by them.

1.4        Development Period

           Shall mean the time period, which starts on February 22, 1999 and expires May 28, 2004.

1.5        Development Program

           Shall mean the written work program for the development of the synthesis, and compilation of the Drug Master File for the synthesis, of the Compound as set out in ANNEX 1. This program, according to the progress made with respect to the development work, may be mutually amended from time to time in writing by the Parties.

1.6        Manufacturing and Supply Agreement

           Shall mean the agreement on manufacturing and supply of the Compound to which Fermion shall have the option as set forth in this Agreement, and which shall be made between Fermion and the Partners or between Fermion and the Sub-Licensee(s) of the Partners.

1.7        Party

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                                                                           3(23)


           Shall mean the Partners or Fermion and when used in the plural both the Partners and Fermion.

1.8        Product(s) or Finished Dosage Form

           Shall mean any pharmaceutical composition for osteoporosis indication containing the Compound as the pharmacologically active ingredient.

1.9        R & D

           Shall mean research and development activities related to determining the manufacturing parameters of the Compound. Such activities shall also include establishment of analytical testing methods for the Compound, preparation of reference standards, investigation and characterization of the main peak in the HPLC-testing method, structure elucidation of the Compound and its impurities as well as compilation of stability data of the Compound.

1.10       Specifications

           Shall mean the final specifications for the Compound prepared by the Parties and mutually agreed upon in writing.

1.11       Sub-Licensee

           Shall mean the sub-licensee(s) of the Partners (i.e. to whom the rights to the Product have been or may be licensed).

1.12       Synthesis

           Shall mean the chemical process and its description by which the Compound synthesized from its precursors.

                           I PART: DEVELOPMENT PHASE

2          DEVELOPMENT

2.1 It is the intention of the Parties that the Synthesis shall be developed in accordance with the Development Program attached hereto as ANNEX 1 and made a part of this Agreement by reference.

2.2 The Parties anticipate that the Development Program continues for an estimated period of five and a half (5 1/2) years, starting on February 22, 1999 and ending May 28, 2004. According to the progress achieved with respect to the development of the Synthesis, the Parties may agree on a more accurate development program or may mutually amend the existing one maintaining the original intention of the Parties.

2.3 After each Calendar quarter the Partners shall pay all costs directly resulting from the development of the Synthesis and the implementation of the Development Program. The costs shall include direct costs (salary and social welfare expenses, overhead, material and use of analytical equipment) and be allocated and invoiced at the quarter when they incur. All payments based on accepted cost estimates shall be payable within thirty (30) days of invoice.

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                                                                           4(23)

2.4  The cost structure for the Development Program is included herein as Annex
     2. Fermion will keep the costs firm for 1999, whereas thereafter they are subject to review. Before commencing work after December 31, 1999, Fermion and the Partners shall, on a year-by-year basis, review the costs that arise in the Development Program and agree on them. Fermion shall not be obliged to commence work in relation to any phase of the Development Program until the Partners and Fermion agree on the cost structure of work to be commenced yearly after December 31, 1999.

2.5 Within one (1) month from the beginning of each Calendar Quarter referred to above, Fermion shall keep the Partners informed of the performance, developments, progress made and cost development forecasts of the Synthesis by submitting a written report regarding the R&D as defined hereinbefore in article 1.9, specifying activities carried out and results obtained in such Calendar Quarter.

2.6 Subject to clause 8 and its subclauses, the Partners may, during the term of the Development phase of this Agreement, send its employees or experts to visit Fermion's premises for the purpose of controlling the performance of Fermion with respect to this Development Program. Such visits shall be limited to one visit per Quarter with a notification period of 10 business days, be conducted during normal business hours and be made at Partners' costs.

2.7 During the course of the Development Program and in accordance therewith, Fermion shall develop, prepare and maintain the chemistry part of the Investigational New Drug (IND) application for the European Union, the United States of America, Canada, Japan, Australia and New Zealand and shall take care of annual updates of the chemistry part of such IND.

2.8 Fermion warrants that it shall prepare a Drug Master File (DMF) for the Compound for the European Union, the United States of America and Japan as well as that it shall answer a deficiency letter that the United States Food and Drug Administration (FDA) and/or relevant health authorities in Europe, Japan, Australia, New Zealand and Canada may issue to the Partners regarding the manufacturing process of the Compound. This service will be provided to Hormos at no charge but only as long as the deficiency is clearly related to the Compound.


3 MANUFACTURE AND SUPPLY OF THE COMPOUND DURING THE DEVELOPMENT PHASE FOR RESEARCH AND REGULATORY APPROVAL PURPOSES

3.1 The Parties understand that during the clinical trials accurate and reliable supply of the Compound is particularly of the essence for the Partners. Therefore, during the duration of the Development Program, Fermion shall use its best efforts within commercially reasonable limits and diligent business practice, to manufacture and supply the Compound to the Partners in accordance with the estimated delivery schedule agreed in the Development Program and the maximum of 36 months' requirement, as set forth in clauses 12.4 and 12.5.

3.2 The estimated quantities of Compound to be manufactured and supplied during the Development Program are set forth in "FC-1271a Delivery Schedule", attached hereto as ANNEX 3.

3.3 a) During the Development Program the Compound shall be delivered by Fermion to the Partners on FCA, Fermion Espoo basis (Incoterms 1990) at prices and payment terms as set forth in Annex 3. Fermion will keep the price for the first 75 kilos firm, whereas thereafter it is subject to review. Before commencing work for manufacturing quantities after the first said 75 kilos, Fermion and the Partners shall, on a year-by-

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                                                                           5(23)

     year basis, review the prices and agree on them. With the exception of the first 75 kilos firmly offered herewith, Fermion shall not be obliged to commence work in relation to any phase of the Development Program until the Partners and Fermion agree on the price or prices for the Compound to be delivered to the Partners.

     b) Although prices as set forth in Appendix 3 are to be reviewed with the exception of the first 75 kilos, Fermion has the right to increase said prices for a new calendar year upon advance written notice to the Partners at least thirty (30) days prior to the end of the then current year, to cover any increase in Fermion's cost of materials, direct labor and overhead related thereto, and said price shall be firm for the following twelve (12) months. Fermion shall give to the Partners clear explanations and proof in writing for the cost increase, and the Partners shall have the right at its expense to have any increase in costs verified after reasonable prior notice in writing and during normal business hours and subject to appropriate confidentiality undertakings by an independent certified public accountant prior to paying any price increase pursuant to such request.

3.4 Fermion shall have the right of first refusal for entering into a Manufacturing and Supply Agreement as outlined in Part II of this Agreement.

  II Part:  RIGHT OF FIRST REFUSAL FOR MANUFACTURE AND SUPPLY OF THE COMPOUND

4.   Manufacturing Right of First Refusal of Fermion

4.1 The Partners hereby exclusively grant Fermion the right of first refusal to become the exclusive supplier of the Compound. The status of the exclusive supplier shall give Fermion the right to supply the entire amount of the annual sales of the Compound by the Partners or their Sub-Licensees. In addition to specific provisions set forth in this section 4 and regarding the right of first refusal for the Manufacturing and Supply Agreement, the other applicable provisions of this Agreement shall form a basis of such agreement.

4.2 After receipt of market authorization for the Product in either the European Union, the United States of America or Japan, the Partners shall inform Fermion thereof and the parties agree to start negotiations with the aim to enter into a Supply and Manufacturing Agreement for the Compound within one month after the date the Partners informed Fermion about the receipt of market authorization. Such a Supply and Manufacturing Agreement shall also include language regarding safety stock. The Parties shall negotiate in good faith. However, if the Parties have not reached an agreement within six (6) months after the Partners informed Ferion about the receipt of market authorization, the right of first refusal expires. Within twelve (12) months after the date the Partners informed Fermion about the receipt of market authorization, and in case no agreement has been reached between the parties during the first six months (but Fermion indicated its interest to continue negotiations), should the Partners offer a third party more favorable terms than those negotiated with Fermion, Fermion shall have the right to enter into the Supply and Manufacturing Agreement on such more favorable terms. In the event that the Parties conclude a Supply and Manufacturing Agreement with each other, then Fermion shall use one of their manufacturing sites (Espoo or Hanko or Oulu) as their primary site for manufacturing the Compound and, if so wished by the Partners, file one other of these three sites as their secondary manufacturing site, which would operate as a back-up supply source for the Compound.


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                                                                           6(23)

4.3 If Fermion decides to exercise its option as set forth in paragraphs 4.1 and 4.2, then it will manufacture the Compound in such a facility which complies with applicable Good Manufacturing Practices and all other applicable requirements of the regulatory authorities within the territories of United States of America/Canada, European Community and Japan.

4.4 Fermion shall not make any changes to the manufacturing process, which significantly change the chemical and/or physico-chemical properties of the Compound without the prior written consent of the Partners.

4.5 Fermion shall manufacture and sell the Compound only to the Partners or to the Sub-Licensee(s) of the Partners. The Sub-Licensee(s) shall have the right to purchase the Compound on the same conditions it is sold to the Partners.

4.6 The Partners shall provide Fermion on or before the first day of the month preceding each Calendar Quarter with a rolling twelve (12) month forecast reflecting the need of the Compound.

4.7 It is the intention of the Parties to agree on a fixed price per kilogram for the Compound. Prior to any deliveries of the Compound for commercial purposes, the Parties shall negotiate in good faith in order to agree such price per kilogram.

4.8 The Partners shall give separate orders to Fermion for any quantities of Compound that will be delivered on FAC, Fermion, Espoo (Incoterms 1990) basis. Fermion agrees to accept orders and will confirm them within five
     (5) business days, to the extent same conform to the forecasts and use its best efforts and due diligence within commercially reasonable limits to meet the Partners' requirement for the Compound exceeding Hormos' forecasts. Subject to Force Majeure, Fermion shall deliver Compound on the date or dates indicated on Fermion's order confirmation but shall not be liable for any direct or indirect damage or loss which may occur to the Partners due to a delay in delivery of the Compound.

4.9 Fermion shall keep a safety stock of the Compound, the quantity of which shall mutually be agreed upon. The building up of such safety stock shall start from the second month and be finished after the sixth month after the execution of the Supply and Manufacturing agreement as contemplated under clauses 4.1 and 4.2. One (1) year after execution of this Manufacturing and Supply Agreement and every six (6) months thereafter, the Partners and Fermion shall meet and determine if safety stock requirements need to be revised.


               III Part: COMMON PROVISIONS FOR THE PARTS I AND II

5    QUALITY

5.1 The Compound shall be manufactured and delivered in accordance with the Compound Specifications indicated in Annex 4, which will be updated from time to time by the parties.


6    DEBARMENT CERTIFICATION

6.1 Fermion warrants that it will not knowingly use in connection with the services rendered under this Agreement in any capacity the services of any person debarred under the Generic Drug Enforcement Act 21 USC Section 335a(k)(1) and further will not knowingly
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                                                                           7(23)

          use any person who has been convicted of a crime as defined under the Generic Drug Enforcement Act.

7         INDEPENDENT TRADER STATUS

7.1 Each of the Parties in performing this Agreement shall be and be deemed to be acting as an independent contractor or trader and not as the agent or employee of the other. Accordingly, the Partners shall purchase the Compound from Fermion, which Fermion has manufactured in accordance with the Partners' Specifications. The partners and/or its designated Affiliates shall then manufacture the finished dosage form in accordance with the Partners' specification therefor and shall sell such finished dosage form to the Partners' customers according to the Partners' customary practices. Neither Fermion, nor Hormos nor the Partners shall have any authority whatsoever to act as agent or representative of the other party nor any authority or power to contract or create any obligation or liability on behalf of the other party or otherwise bind any other party in any way for any purpose.

8         INSPECTIONS

8.1 Manufacturing Facilities: Subject to confidentiality undertakings as set forth under clause 15, Fermion agrees to allow inspections of its manufacturing facilities in which the Compound is being manufactured, analyzed or tested, by representatives of the Partners during normal working hours upon written prior notice as set forth in paragraph 2.6. Fermion shall grant access to such premises and to the documentation necessary for or appropriate to the manufacturing and quality control of the Compound. Such an inspection shall be carried out once a year, at the Partners' costs, and with a notification time of at least ten
          (10) business days; prior to the proposed inspection date.

8.2       Product Inspections:

          a) The Partners shall have a representative sample of the Compound inspected and analyzed from batches supplied by Fermion within 60 days after receipt. If, after inspection, the Partners believe the shipment does not meet the Specifications or has any other defect, Fermion shall be notified in writing within sixty (60) days after reception of any such goods. If the Partners do not so notify Fermion, they shall be deemed to have waived all claims against Fermion for said quantity delivered, except for any latent defects (resulted from manufacture of the Compound and not due to a change in the specification) that could not have been discovered upon such inspection. Any claims by the Partners regarding goods delivered shall specify in sufficient detail the nature and basis of the claim and enable the specific identification of the goods involved.

          b) Fermion shall respond to all claims made by the Partners on a case-by-case basis during which time Fermion shall have the right to first inspect any goods involved before being required to take any action with respect thereto. Fermion shall review any such claim of non-conformity made by the Partners within ten (10) working days of receipt and conduct any required testing of the goods involved as soon as possible, but no later than forty-five
               (45) days after receipt thereof. If such review and testing by Fermion (or testing by an independent laboratory, as set forth below) confirms that a claimed quantity does not meet the Specifications, the Partners shall, at Fermion's expense, dispose of or return such quantity involved as Fermion shall direct in writing. Fermion shall replace such
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                                                                           8(23)

                    quantity with conforming goods as soon as possible, but in no event later than sixty (60) days after testing is completed, which shall be the Partners' only remedy for such non-conformity. If the Parties fail to agree as to whether a delivered quantity meets the Specifications, the Parties shall have the batch in dispute analyzed by an independent testing laboratory, mutually agreed upon and located in Finland. Such laboratory's determination shall be deemed final as to any dispute over the Specifications and the non-prevailing Party shall bear the costs of such independent laboratory's testing.

9         INTELLECTUAL PROPERTY RIGHTS

9.1 Orion Corporation Fermion shall own all inventions relating to the synthesis of the Compound, arising from and generated specially in the course of the Development Program. All patents and patent applications and other proprietary rights, including copyright and know-how, with respect to such inventions shall be made and held in the name of Orion Corporation Fermion. The partners shall be given a worldwide, personal, non-exclusive, non-transferable license (with a right to grant one (1) sublicense at a time for purposes of manufacturing the Compound in case Fermion is not exercising its manufacturing option) to practice said inventions in relation to the synthesis. If such invention comprises a synthetic process which is more economic or, without compromising economics, shows an even higher safety profile than the synthesis described in the Drug Master File, then Fermion together with the Partners mutually decide on whether or not to use such new synthesis. If such new process is more economic than the synthesis pathway actually used, and the Partners and Fermion decide to use the new process, then the economic benefit will also be extended to the Partners in form of a reduction of the price per kilogram of the Compound.

9.2 The know-how referred to in 9.1 shall include, without limitation, specifications of the materials and components used in the development of the Synthesis. In addition, the know-how shall include drawings, specifications and engineering data relating to the Synthesis or to the manufacture of the Compound; test and quality control procedures and data, however, are included in each case only insofar as they are specially developed for the purposes of the development of the Synthesis and/or the manufacture of the Compound.

9.3 Except for use for the purposes defined in this Agreement, no right, title, interest, or license in or to any trademark, patent, copyright or service mark or symbol or any other intellectual property right of a party is granted to the other party under this Agreement.

10        WARRANTIES

10.1. Fermion warrants and represents that the Compound manufactured by Fermion and delivered to the Partners, their Affiliates or Sub-Licensee(s) hereunder shall from the date of shipment until the end of the specified shelf-life conform to the Specifications and be manufactured in accordance with all applicable laws and regulations relating to the manufacture of the Compound, including but not limited to, applicable supranational, national and local laws in the country where manufacture occurs and current Good Manufacturing Practice to the extent applicable to Fermion as the producer of the Compound.

10.2 Unless as otherwise expressly stated herein, no other warranties or representations, express or implied, including the warranties of fitness for a particular purpose and merchantability, regarding the Compound are made or shall be deemed to have been

                                                                           9(23)

          made by Fermion. Subject to Fermion's warranty and indemnification obligations hereunder for the Compound, Fermion shall have no responsibility or liability for the Compound used, supplied, marketed or sold by the Partners, their Affiliates or Sub-Licensees.

10.3 Fermion warrants that it does not infringe any third party's proprietary rights with respect to the manufacturing process of the Compound.

11        INDEMNIFICATION PROVISIONS

11.1 The Partners: The Partners agree to indemnify, defend and hold Fermion and its affiliates, directors, officers, employees and agents (the "Fermion Indemnified Persons") harmless from all liabilities, losses, expenses or damages of any kind, including, without limitation, all liability, loss, damage or expense (including attorney's fees) resulting from the sale or use of the Compound, including, without limitation, claims for actual or alleged sale or use of the Compound.

11.2 Fermion: Subject to clause 8.2 a), Fermion agrees to indemnify, defend and hold the Partners and their Affiliates, Sub-Licensees, directors, officers, employees and agents harmless from all liabilities, losses, expenses or damages of any kind, including, without limitation, all liability, loss, damage or expense (including attorney's fees) resulting from latent defects in the Compound caused solely by the negligence of Fermion in the manufacture of the Compound.

11.3 The Partners shall notify Fermion in writing of any defect that it learns of, which is likely to affect the manufacture of the Compound as contemplated by this Agreement.

12        TERM AND TERMINATION

12.1 This Agreement shall enter into force as of the Date of the Agreement and shall continue in full force and effect until six months after the expiration of the first right of refusal terms as provided for in clause 4.2 of this Agreement, unless terminated earlier as provided herein. In case Fermion decides not to exercise its right of first refusal as contemplated hereinabove in Part II of this Agreement, then Fermion shall manufacture the Partners' 36 months' requirements as set forth hereinbelow in clauses 12.4 and 12.5.

12.2 The Parties may terminate this Agreement upon mutual written agreement at any time during the Term of this Agreement.

12.3 Either Party shall have the right, without prejudice to any other rights or remedies available to it, to terminate this Agreement for cause with immediate effect by written notice to the other Party in any of the following events:

          a) The other Party defaults in the performance of any of its obligations under this Agreement and such default continues unremedied for thirty (30) days from written notice to the defaulting Party;

          b) The other Party intentionally makes (or is discovered to have intentionally made) any material false representations, reports or claims in connection with the business relationships of the Parties;
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                                                                          10(23)

          c) Any of the representatives of the Parties engages in (or is discovered to have engaged in) fraudulent, criminal or negligent conduct in connection with the business relationships of the Parties;

          d) The other Party files a petition in bankruptcy, is adjudicated bankrupt, files for reorganization, is placed in liquidation, makes a general assignment for the benefit of its creditors, becomes insolvent or is otherwise unable to fulfill its business obligations;

          e) Any change occurs with respect to the ownership of the other Party by virtue of dissolution, reorganization or transfer or sale of fifty per cent (50%) or more of the outstanding stocks of the other Party to a third party having activities within the pharmaceutical field.

          f) If no agreement has been reached between the Parties regarding entering into a separate Manufacturing Agreement as set forth in paragraph 4 and its sub-clauses within the time lines set out in this Agreement.

12.4 Fermion has the right to discontinue manufacturing of the Compound without payment of any penalty to the Partners. If Fermion decides to discontinue manufacturing the Compound during the Term of this Agreement, Fermion will inform the Partners six (6) months prior to the effective date of such discontinuation of manufacture. The Partners may then indicate to Fermion their 36 months' requirement, and Fermion will manufacture such requirement of the Compound for the Partners, which will be delivered and invoiced to the Partners as soon as the Compound is manufactured, as described in Section 4.1 - 4.8 above. The Drug Master File for the Compound will be closed only after the Partners has accepted the last quantities of the Compound and found them to be in compliance with the specifications for the Compound.

12.5 If Fermion decides to discontinue manufacturing of the Compound, then Fermion agrees to hand over to the Partners the manufacturing and quality control technology and methodology indicated in the Drug Master File and analytical methods with which the Partners can transfer Fermion's manufacturing technology to a third party. This technology transfer would be at no cost to the Partners, with the exception that Fermion shall, upon Partners' written request and at their cost, deliver on the production site the maximum of fourteen
          (14) working days of expert advice regarding the technology transfer. However, Fermion is not responsible for successful manufacturing of the Compound and its quality control technology and methodology at the third party's manufacturing site.

12.6      If at any time during the Term:

          a) The Partners decide not to file an application for regulatory approval in any major territory or decide to withdraw such application due to documented adverse reactions or other safety issues with the Product or the Product's lack of efficacy or limited efficacy ("Safety or Efficacy Issues");

          b) The Partners' application(s) for regulatory approval in any major territory is rejected due to the Safety or Efficacy Issues;

          c) The Partners' application(s) for regulatory approval in any major territory is subsequently withdrawn because of Safety or Efficacy Issues; or

          d) The Product is withdrawn from the market in the European Union and/or the United States of America and/or Japan because of
               Safety or Efficacy issues:
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                                                                          11(23)

          The Partners may, at their option, terminate this Agreement upon thirty (30) days written notice to Fermion. The Partners must exercise this right of termination within ninety (90) days of the occurrence of the event mentioned herein.

12.7 Within thirty (30) days of termination or expiration of this Agreement the Partners undertake to pay to Fermion all outstanding and accrued development costs and expenses approved by the Partners up to and prior to the date of termination or expiration, and any other costs that are due to be paid.


13        LIMITATION OF DAMAGES

13.1 In no event shall either party be liable to the other party or third parties for any indirect damages, such as e.g. lost profits in connection with its performance under this Agreement or any breach thereof. The restrictions of liability to compensate damages stipulated for in this article shall not be applied to any breach of the intellectual property rights of Fermion or the Partners or its principals, including but not limited to rights of patent, copyright and trademark or unauthorized disclosure of the trade secrets or other confidential information of the same provided to either of Partners under this agreement. The compensation for damages for such breach shall include any damages suffered by Fermion or the Partners, whether direct or indirect, including but not limited to damages suffered due to loss of profits, business or good-will.


14        FORCE MAJEURE

14.1 Neither party shall be liable for delays or failure of performance of any obligation hereunder by reason of an Act of God, fire, flood, war, public disaster, strike or labor difference, governmental enactment, rule or regulation, or any other cause beyond such party's control, provided that diligent continuing efforts are made to resume performance if such resumption is a commercially reasonable option. Written notice must be given to the other party for any claim made under this Clause.


15.       CONFIDENTIALITY

15.1 The Parties shall hold the Confidential Information in strictest confidence and shall use the same level of care to prevent any unauthorized use or disclosure of the Confidential Information as it exercises in protecting its own information of similar nature. The Parties shall not disclose the Confidential Information to any third party without a prior written consent of the other Party.

15.2 The Confidential Information shall be supplied to the Parties in written form and shall be identified as being confidential and disclosed under the provisions of this agreement. Any information that is disclosed in oral form shall be confirmed in writing and be deemed included within the scope of this Agreement.

15.3 The Parties shall have the right to disclose the Confidential Information to the minimum number of those officers and employees who need to know it for the purposes of this Agreement. Such disclosure is allowed only on condition that the persons to whom the Confidential Information will be disclosed shall be, by law, contract or other undertaking, under confidentiality obligations corresponding to those set out in this Agreement.

                                                                          12(23)

15.4      The disclosing Party retains all rights to its Confidential
          Information.

15.5      The confidentiality obligation of this Agreement shall not apply to:

          a) Confidential Information which at the time of the disclosure is in the public domain; or

          b) Confidential Information which, after disclosure, becomes part of the public domain otherwise than by breach of this Agreement; or

          c) Confidential Information which can be established by reasonable and competent proof to have already been in the receiving Party's possession prior to disclosure and was not acquired, directly or indirectly, from the disclosing Party; or

          d) Confidential Information which either Party shall receive from a third party who has the legal right to disclose it and who would by disclosure not breach, directly or indirectly, any confidentiality obligation to either Party; or

          e) Confidential Information which is released for disclosure by prior written consent of the other Party.

          f) Confidential Information which has been independently developed by a Party hereto without exploiting Confidential Information received from the other Party

          g) Confidential Information which is required to be disclosed by law or by order of court of competent jurisdiction, provided that due advance notice is given to the other Party of such a requirement and also then only to the minimum extent so required.

15.6 The burden of proving that any of the above exceptions is applicable to a Party to relieve it of its liability or obligations hereunder shall be upon the Party claiming such exception(s).


16        PUBLICITY AND PUBLICATIONS

16.1 Except as provided by this Agreement or as required by law, neither Party shall originate any publicity, news release or other public announcement, written or oral, whether to the public press, stockholders, or otherwise, relating to this Agreement, any amendment hereto or performance hereunder, or the existence of any arrangement between the Parties without the prior written approval of the other Party, which approval shall not be unreasonably withheld.


17        AUTHORIZATION AND NOTICES

17.1 The Partners shall decide with respect to all decisions, such as approval of annual cost estimates for R&D or ordering annual quantities of the Compound. However the project manager appointed by the Partners shall be responsible and authorized to handle day-to-day affairs of managing this Agreement.

17.2 All notices referred to herein shall be sent by prepaid registered mail or by telefax and shall be deemed delivered if sent to the addresses of the respective Parties hereinbe-

                                                                          13(23)

          low indicated, or such other address as is furnished by written notice to the other Party.

          Notices and proof of payments to Fermion shall be made to:

          Orion Corporation Fermion
          P.O. Box 65
          FIN-02101 Espoo
          Finland
          Fax: + 358 9 429 3839
          Attn: Leif Hilden

          Notices to Hormos and the Partners as well as invoices to the Partners shall be made to:

          Hormos Medical Oy Ltd.
          Tykistokatu 4-6 B
          20520 Turku
          Finland
          Fax: + 358 2 333 7690
          Attn: Kaija Halonen, Project Manager

          Notices to Tess shall be made to:

          Tess Diagnostics and Pharmaceuticals, Inc.
          7689 Shadow Oaks Lane,
          Granite Bay, Ca, 95746,
          United States of America
          Fax: +1 916 791 2048
          Attn: Mike W. DeGregorio, President


18        ASSIGNMENT

18.1 This Agreement is deemed personal to the Partners and Fermion. Neither Party shall, without prior written consent of the other Party, assign this Agreement or any of its rights nor delegate any of its duties or obligations herein. Without prejudice to Clause 12.3 e), both Parties agree not to unreasonably withhold consent if such an assignment is contemplated in connection with the sale or merger by a Party of all or substantially all of its assets to a third Party, providing the non-assigning Party receives and accepts such written assurances of continued performance and commitments from the assignee under this Agreement as it may reasonably require prior to such an assignment becoming effective. Any assignment or delegation in derogation of this provision shall be deemed null and void.


19        GOVERNING LAW AND DISPUTES

19.1 This Agreement shall be governed, construed and interpreted by the laws of Republic of Finland.

19.2 In the event of any controversy, claim, or dispute arising out of or relating to any provisions of this Agreement, the Parties shall try to settle those conflicts amicably between themselves within ninety (90) days of either Party's written request for amicable set-

                                                                          14(23)

        tlement negotiations. Should the Parties fail to settle, the matter in dispute shall be finally and exclusively settled by binding arbitration.

19.3 The Parties hereto hereby agree that all disputes arising out of or in connection with this Agreement (except those involving actions commenced by or involving third Parties and affecting or involving only one of the Parties to this Agreement), shall be finally and exclusively settled in arbitration by a sole arbitrator appointed by the Finnish Central Chamber of Commerce. Judgement upon the award rendered by arbitration may be issued and enforced by any court having competent jurisdiction.

20      MISCELLANEOUS

20.1 WAIVERS: Failure of either Party at any time to require strict performance by the other Party of any of the provisions of the Agreement shall in no way affect the right thereafter to enforce the same, nor shall the waiver of any term, provision, covenant or condition hereof be taken or held to be a waiver of any subsequent breach thereof or as nullifying the effectiveness of such term, provision, covenant or condition.

20.2 COUNTERPARTS: This Agreement may be executed in two or more counterparts, which all together shall constitute one instrument.

20.3 ENTIRE AGREEMENT: This Agreement and its annexes embody the entire understanding of the Parties and shall supersede all previous communications, representations, or understandings, either oral or written, between the Parties relating to the subject matter hereof.

20.4 AMENDMENTS: No amendments or modifications of this Agreement will be deemed legally binding unless made in writing and signed by both Parties hereto.

20.5 SEVERABILITY: In case one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed by amending or limiting such invalid, illegal, or unenforceable provision so as to conform as closely as possible to the intent of the Parties or, if such is not possible, by deleting such provision from this Agreement.

20.6 ANNEXES: Should any internal discrepancies or variances occur between this Agreement and its annexes, the Agreement shall take precedence.

20.7 HEADINGS: The headings in this Agreement may not be used in the interpretation of any provisions hereof.

20.8 USE OF NAMES: Except as expressly required pursuant to law, neither party will without prior written consent of the other:

        (a) Use in advertising, publicity, promotional premiums or otherwise, any trade name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by either party, or

        (b) Represent, either directly or indirectly, that any product or service of one party is a product or service of the other.

                                                                          15(23)


20.9 LANGUAGE: The Parties have requested that this Agreement and all related documents be in English.

20.10 COPIES: This Agreement is established in three (3) copies with identical language: One copy for Hormos, one copy for Tess and one copy for Fermion.

20.11 INTRODUCTION OF THE EURO CURRENCY: The introduction of the Euro ("Euro" meaning the unit of the single currency as defined in the Regulation of the European Council on the introduction of the Euro which will enter into force at the starting date of the third stage of the Economic and Monetary Union) shall not have the effect of altering any term or provision of this Agreement or of discharging or excusing performance under this Agreement, nor give either of the parties of this Agreement the right unilaterally to alter or terminate this Agreement. As Finland participates in the third stage of the Economic and Monetary Union and consequently the Finnish Markka will cease to exist as an independent currency, the references to the Finnish Markka in this Agreement shall mean references to the euro and the parties hereto shall convert the Finnish Markkas to the euros according to the European Council Regulation (EC) No 1103/97 of 17 June 1997 on certain provisions relating to the introduction of the euro.

          IN WITNESS HEREOF, the Parties hereto through their authorized representatives have executed this Agreement as of the date first written above.

                               ORION CORPORATION
                                    Fermion


          By        [ILLEGIBLE]             By         [ILLEGIBLE]
                    -----------                        ------------------------

          Title     President               Title      VP [ILLEGIBLE] and Sales
                    ------------                       ------------------------

          Date:     23, 08, 1999            Date:      August 23, 1999
                    ------------                       -------------------------


                              HORMOS MEDICAL LTD.,

          By        /s/ Risto Lammintausta  By
                    -----------                        -------------------------

          Title     CEO                     Title
                    ------------                       -------------------------

          Date:     26, 08, 1999            Date:
                    ------------                       -------------------------


                  TESS DIAGNOSTICS AND PHARMACEUTICALS, INC.,

          By        [ILLEGIBLE]             By         /s/ Gregory T. Why
                    -----------                        ------------------------

          Title        CEO                  Title      Vice President
                    ------------                       ------------------------

          Date:     01/09/99                Date:      09/01/1999
                    ------------                       -------------------------

                                                                          16(23)


ANNEXES

Annex 1   Development program - activities and schedule

Annex 2   Development program - cost structure

Annex 3 Delivery schedule for quantities to be delivered during the development program and prices for the quantities to be delivered.

Annex 4:  Specification of Compound

                                                                          17(23)

                                    ANNEX 1

                                     To the
                                  AGREEMENT ON
                    DEVELOPMENT OF THE SYNTHESIS OF FC-1271A
                                      And
                              MANUFACTURING OPTION
                              Dated: May 01, 1999

SCHEDULE OF THE DEVELOPMENT PROGRAM

See enclosure.

                                       FC-1271a AIKATAULU 18.6.1999

                                                                      1999        2000        2001        2002        2003
                                                                     ---------------------------------------------------------
ID   Task                                  Start         Finish      H1    H2    H1    H2    H1    H2    H1    H2    H1    H2
------------------------------------------------------------------------------------------------------------------------------
 *   ***************** ************     ***  ******    ***  *******
 *   *********** ***********            *** *******    ***   ******
 *   ****************** *******         *** *******    ***  *******
 *   **************                     ***  ******    ***  *******
 *   ***************** *************    *** *******    ***  *******
**   ****************** **********      ***  ******    *** ********
**   *********** *******************    ***  ******    ***   ******
**   ************                       ***  ******    *** ********
**   *********************
     **************** **                ***  ******    ***   ******                            GRAPH ***
**   ****** ********* **********
     ***************                    ***  ******    ***  *******
**   **** ******** *********            *** *******    ***  *******
**   **** ******                        *** *******    ***  *******
**   **** ***** *******************
     ********* ** ***********           ***  ******    ***  *******
**   *********                          ***  ******    *** ********
**   **********                         ***  ******    *** ********
**   ***********                        ***  ******    ***  *******
**   **********                         ***  ******    ***  *******
**   *********                          ***  ******    ***  *******
**   ***********                        ***  ******    ***  *******
**   ********** ************
     ******************* ****           ***  ******    ***   ******
***  ******** ******************
     **************** **                ***  ******    *** ********
***  ***************                    ***  ******    ***  *******
***  ********                           ***  ******    ***  *******
***  **********                         *** *******    *** ********


Enclosure to Annex 1
                                                                    Page 17a(23)

                                                                                                                    Page 17b(23)


                                       FC-1271a AIKATAULU 18.6.1999

                                                                        1999      2000     2001      2002      2003      2004
                                                                      ------------------------------------------------------------
ID   Task Name                             Start         Finish       H1   H2   H1   H2   H1   H2   H1   H2   H1   H2   H1   H2
----------------------------------------------------------------------------------------------------------------------------------
***  ***********                        ***  *******    *** ********
***  **********                         *** ********    ***  *******
***  *********                          ***   ******    ***  *******
***  ******************                 ***   ******    *** ********
***  *********                          ***   ******    ***   ******
***  **********                         ***   ******    ***   ******
***  ***********                        ***   ******    ***   ******
***  **********                         ***   ******    ***  *******
***  *********                          *** ********    *** ********                            GRAPH ***
***  *************** *** **********     *** ********    *** ********
***  *********** **************         ***   ******    ***  *******
***  *********                          ***   ******    ***  *******
***  **********                         ***  *******    ***  *******
***  ***********                        ***  *******    ***   ******
***  **********                         ***   ******    ***  *******
***  *********                          ***   ******    ***  *******
***  ******************* ************   ***   ******    ***  *******
***  ********** *******                 ***   ******    ***  *******
***  *** **                             ***   ******    ***   ******
***  *** ***                            ***   ******    ***  *******
***  *** * ****** ******                ***   ******    ***   ******
***  *** * ****** ******                ***   ******    ***   ******
***  *** * ****** ******                ***   ******    ***  *******
***  ** *** ** ****                     ***   ******    ***  *******


Enclosure to Annex 1

                                                                          18(23)


                                    ANNEX 2


                                     To the
                                  AGREEMENT ON
                    DEVELOPMENT OF THE SYNTHESIS OF FC-1271A
                                      And
                              MANUFACTURING OPTION
                              Dated: May 01, 1999


COST STRUCTURE OF THE DEVELOPMENT PROGRAM

FC-1271a CALCULATION OF R&D-COSTS


                                                    1999      2000      2001      2002      2003      2004

a) CALCULATION OF TIME:
First number: working-months for chemists
Second number: working-months for lab technicians

01. DEVELOPMENT OF SYNTHESIS

Development of synthesis                            ****      ****      ****

Development of analytical methods,                  ****      ****      ****      ****      ****      ****
Validation and stability studies

02. DEVELOPMENT OF PROCESSES                        1999      2000      2001      2002      2003      2004


                                                                         19(23)




Development of processes, transfer to Oulu                              **      **        **        **
Validation follow-up                                                            ***       ***
Analytical processes/transfer to Oulu                                           ***       ***

03. REGULATORY AFFAIRS
----------------------

Updates of IND                                                **         **     **        **        **
Compilation of DMF                                                                                  **

TOTAL R&D-WORK FOR FC-1271a                         ***       ***        ***    ***       ***       ***
---------------------------                         -----     -----     -----   -----     -----     -----


b) CALCULATION OF EXPENSES
--------------------------

04. CHEMISTS
------------

Amount of work-months for chemists                     24        34        29        25        12        20

Salary expenses, incl. social costs, material,
infrastructure (2.1 times average wage/mo)         ****     ****       ****      ****      ****      ****

Total costs for chemists (FIM)                     ****     ****       ****      ****      ****      ****

05. LABORATORY TECHNICIANS
--------------------------

Amount of work-months for lab technicians          ****     ****       ****      ****      ****      ****
                                                   ****     ****       ****      ****      ****      ****

Salary expenses (incl. social costs, material,
infrastructure (2.1 times average wage/mo)         ****     ****       ****      ****      ****      ****



                                                                         20(23)




Total costs for lab technicians (FIM)            ****        ****      ****     ****       ****     ****

06. TOTAL COSTS OF PROJECT PER YEAR
-----------------------------------              ****        ****      ****     ****       ****     ****
(FIM):
------

07. TOTAL R&D-COSTS FOR 1999 - 2004 (FIM):       ****
------------------------------------------


                                                                          21(23)


                                    ANNEX 3
                                    -------

                                     To the
                                  AGREEMENT ON
                    DEVELOPMENT OF THE SYNTHESIS OF FC-1271A
                                      AND
                              MANUFACTURING OPTION
                              Dated: May 01, 1999


A) AND B) QUANTITIES OF FC-1271A TO BE PRODUCED BY FERMION DURING THE DEVELOPMENT PHASE

A) PRICING OF FC-1271A FOR THE FIRST 75 KILOS

C) LAUNCH AND POST-LAUNCH PRICES OF FC-1271A

A)
--


                              1999           2000
                              ----           ----
Quantity (kg)                 ***            ***
Price per kg                  ****           ****
(FIM)


B)
--


                              2001           2002           2003           2004
                              ----           ----           ----           ----
Quantity (kg)                 ****           ****           ****           ****
Price per kg                  ****           ****           ****           ****
(FIM)
* The indicated prices are subject to review, as contemplated in paragraphs
  3.3a) and 3.3b)

                                                                          22(23)

C) LAUNCH AND POST-LAUNCH PRICES FOR FC-1271A:
----------------------------------------------


       Quantity (kg)            Price per kg (FIM)
     ----------------         ---------------------
        ****  - ****                         ****
        ****  - ****                         ****
        ****  - ****                         ****
              > ****                         ****


* The indicated prices are subject to review, as contemplated in paragraph 4.7.

The price is based on the quantity to be delivered (as confirmed by Fermion) in a Calendar year. At the end of each Calendar year, the total quantity delivered will be consolidated and if the quantity exceeds one or more of the thresholds mentioned above, then the lowest price will be used and compensation will be paid in the form of free goods.

Terms of payment: 30 days net.
-----------------